EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-167592 and 333-238688 on Form S-8 of American River Bankshares of our report dated March 17, 2021 relating to the financial statements, appearing in this Annual Report on Form 10-K.

/s/ Crowe LLP

Sacramento, California

March 17, 2021

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